SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported)

August 16, 2004

Grand Toys International, Inc.
(Exact name of Registrant as Specified in its Charter Post-merger)

Nevada	0-22372	98-0163743
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation pre-merger)	File Number)	Identification No.)

1710 Transcanada Highway, Dorval, Quebec, Canada, H9P 1H7
(New Address)

Registrant's telephone number, including area code

   (514) 685-2180

Item 5.01  Changes in Control of Registrant.

On August 16, 2004, Grand Toys International, Inc., a Nevada corporation, (“Grand US”), Grand Toys International Limited (formerly known as Genius Glory Limited), a Hong Kong limited company and a wholly-owned subsidiary of Grand US (“Grand HK”), and Centralink Investments Limited, a British Virgin Islands limited company (“Centralink”), closed the transactions contemplated by the Subscription and Exchange Agreement, dated November 14, 2003, as amended by that certain Amendment No. 1 to the Subscription and Exchange Agreement dated as of March 6, 2004, Amendment No. 2 to the Subscription and Exchange Agreement dated as of March 31, 2004, Amendment No. 3 to the Subscription and Exchange Agreement dated as of May 31, 2004 and Amendment No. 4 to the Subscription and Exchange Agreement dated as of July 26, 2004 (as amended, the “Subscription and Exchange Agreement”) pursuant to which, among other matters, Grand US organized GTI Acquisition Corp. (“Grand Merger Sub”), a new Nevada corporation and a wholly-owned subsidiary of Grand HK, and, pursuant to the Amended and Restated Agreement and Plan of Merger between Grand Toys International Limited and Grand Toys International, Inc., Grand Merger Sub merged into Grand US in a statutory merger under Nevada law in which Grand US was the surviving corporation (the “Reincorporation Merger”), as a result of which Grand US and its operating subsidiaries became subsidiaries of Grand HK, and each issued and outstanding share of Common Stock of Grand US was converted into the right to receive one American Depositary Share (“ADSs”) representing beneficial ownership of one Ordinary Share of Grand HK, and each outstanding option and warrant to purchase Common Stock of Grand US was converted into one option or warrant to purchase Grand HK ADSs.  The Reincorporation Merger was approved by the shareholders of Grand US at a Special Meeting on August 13, 2004.

As a result transactions contemplated by the Subscription and Exchange Agreement, including the transactions described in Item 2, below, Centralink, whose ultimate beneficial owner is Mr. Hsieh Cheng, and its affiliates acquired beneficial ownership of 71.1% of the Grand HK ADSs, which indirectly gave Centralink a controlling interest in Grand US, its now wholly-owned subsidiary.  In addition, in connection with the reorganization merger, Stephen Altro, David Mars, Michael Seltzer, Earl Azimov and James B. Rybakoff resigned from the Board of Directors of Grand US.  Elliot L. Bier and Michael Kron remain as the sole directors of Grand US.

Item 2.01  Acquisition or Disposition of Assets.

Under the terms of the Subscription and Exchange Agreement, in addition to the Reincorporation Merger,

•

Grand HK acquired from Centralink all of the issued and outstanding capital stock of Playwell International Ltd., a Hong Kong limited company (“Playwell”), in exchange for the issuance to Centralink of 5,000,000 Grand HK ADRs representing 5,000,000 Ordinary Shares of Grand HK.  Playwell is a holding company which owns four subsidiaries:  Hong Kong Toy Center Limited, a trading company which manufactures products designed by customers and Playwell branded items; Gatelink Mould Engineering Limited, a manufacturer of moulds for Playwell; Great Wall Alliance Limited, the holder of Playwell trademarks; and Asia World Enterprises Limited, the holder of licenses from the Walt Disney Company and Crayola; and

•

Centralink subscribed for two tranches of Grand HK ADSs, one for 3,000,000 Grand HK ADSs at a price of $1.00 per Grand HK ADS and one for 2,000,000 Grand HK ADSs at a price of $4.00 per Grand HK ADS.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

The required financial statements are incorporated by reference to the Company’s Registration Statement on Form F-4 filed with the Securities and Exchange Commission on April 6, 2004, as amended.

(b)

The required Pro Forma information is incorporated by reference to the Company’s Registration Statement on Form F-4 filed with the Securities and Exchange Commission on April 6, 2004, as amended.

(c) Exhibits

Exhibit No.

Description

99.1                           Subscription and Exchange Agreement dated November 14, 2003, Amendment No. 1 to the Subscription and Exchange Agreement dated March 19, 2004, Amendment No. 2 to the Subscription and Exchange Agreement dated March 31, 2004, Amendment No. 3 to the Subscription and Exchange Agreement dated May 31, 2004, and Amendment No. 4 to the Subscription and Exchange Agreement dated July 26, 2004 (incorporated herein by reference to Annex B contained in the 424(b)(3) prospectus of the Company filed with the Securities and Exchange Commission on August 6, 2004).

99.2                            Amended and Restated Agreement and Plan of Merger dated June 30, 2004 (incorporated herein by reference to Annex A contained in the 424(b)(3) prospectus of the Company filed with the Securities and Exchange Commission on August 6, 2004).

[Signature page follows]

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAND TOYS INTERNATIONAL, INC.

Date:

    August 31 , 2004

By:  /s/ Tania M. Clarke

                                                                             Tania M. Clarke

 Vice President and Chief Financial Officer